Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form
CLAIM SUBMISSION DEADLINE: MM/DD/YYYY
INSTRUCTIONS All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement, available for review at www.PFASWaterSettlement.com.
Please follow the instructions below to submit a claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Claims Form must be submitted no later than the Claims Form Deadline. Late Claims Forms will not be considered.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS CLAIMS FORM. THIS CLAIMS FORM SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO
FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For the Claims Form to be valid, Claimants must provide ALL information requested concerning the Public Water System (PWS) and its groundwater wells and/or surface water systems ("Water Source").

Baseline Testing: If a Water Source was tested only prior to January 1, 2019, and its test results do not show a Measurable Concentration (any level) of PFAS, that Water Source must be retested to meet Baseline Testing requirements. If a Water Source was tested on January 1, 2019, or later, and its test results do not show a Measurable Concentration of PFAS, no further testing of that Water Source is required. Test results may be submitted from untreated (raw) or treated (finished) water samples. However, all samples must be drawn from a Water Source that has been used to provide Drinking Water.

A PWS that does not timely return a completed Claims Form forfeits any right to participate in this settlement. For any questions about this Claims Form, you may contact     at     . Claims Forms submitted by mail should be sent to the Claims Administrator at the following address:

AFFF Public Water System Claims PO Box 4466
Baton Rouge, LA 70821

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
SECTION 1.1 PWS GENERAL INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)		Employer Identification Number	-
PWS Facility Address	Street
	City		State	Zip
SECTION 1.2 PWS CONTACT INFORMATION
*Please note that communication for this Settlement may extend into the year 2030. Please provide contact information with this in mind and contact the Claims Administrator if any updates are required.

Name of PWS Primary Contact		Job Title of PWS Primary Contact
Telephone Number for Primary Contact	( ) -	Fax Number	( ) -
Email Address for Primary Contact		PWS "General" Email (if available)
Name of PWS Secondary Contact		Job Title of PWS Secondary Contact
Telephone Number for Secondary Contact	( ) -	Email Address for Secondary Contact
PWS Mailing Address *Payments will be sent to this address	Street/PO Box
	City		State	Zip

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form
SECTION 1.3 LAWSUIT INFORMATION (CHECK YES OR NO)			YES	NO
Has PWS filed a lawsuit to recover damages associated with PFAS contamination of its groundwater wells or surface water systems?
If yes, is the lawsuit currently pending/filed in the AFFF MDL?
If the lawsuit is NOT currently in the AFFF MDL, in which court is it pending?
Case Number
Date Filed
SECTION 1.4 ATTORNEY INFORMATION (IF APPLICABLE)			YES	NO
Is the PWS represented by an attorney? (Check Yes or No)
Attorney Name		Law Firm Name
Telephone Number	( ) -	Email Address
Law Firm Employer Identification Number
SECTION 2. QUALIFYING PWS INFORMATION
QUALIFYING QUESTIONS (CHECK YES OR NO)			YES	NO
Is the PWS required to test under UCMR-5?
Is the PWS required to test for PFAS by state law?
Does the PWS serve at least 15 service connections used by year-round residents?
Does the PWS serve at least 25 year-round residents?
Does the PWS serve 3,300 people or fewer according to SDWIS as of {Settlement Date}?
Is the PWS in the United States of America or one of its territories?
Is the PWS owned by a state (or territory of the United States) or the federal government?
PWS CODES WITHIN THE SAFE DRINKING WATER INFORMATION SYSTEM (SDWIS)

What is the PWS Owner Type Code as listed in SDWIS?
*Please enter one of the following: “L-Local Government" or "M-Public/Private" or "P-Private" or "N-Native American" or "S-State Government" or "F-Federal Government"

If the PWS has an Owner Type Code of “P-Private”, what is the operation type of the PWS? *Please enter one of the following: “Private For-Profit Utility”, “Nonprofit Utility”, or “Ancillary Utility”
If the PWS has an Owner Type Code of either "S-State Government" or "F-Federal Government," does the PWS have the authority to sue or be sued in its own name?
*Please enter one of the following: "Yes" or "No"

What is the PWS Facility Activity Code as listed in SDWIS?
*Please enter one of the following: “Active”, “Inactive”, “Change from public to non-public”, “Merged with another system” or “Potential future system to be regulated”

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form
What is the PWS classification as listed in SDWIS?
*Please enter one of the following: "Community Water System" or "Non-Transient Non-Community Water System" or "Transient Non-Community Water System"

Note : If (1) your type code is "Transient Non-Community Water System" OR (2) your type code is "Non-Transient Non-Community Water System" AND the PWS serves 3,300 people or fewer, skip to Section 6.

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form
SECTION 3. WATER SOURCE SUMMARY INFORMATION
GROUNDWATER WELL SUMMARY		QUANTITY
How many groundwater wells are owned or operated by the PWS?
How many of these groundwater wells have been analyzed using a state or federal agency-approved analytical method and showed a Measurable Concentration of PFAS prior to {Settlement Date}?
How many of these groundwater wells have been analyzed using a state or federal agency-approved analytical method and DID NOT show a Measurable Concentration of PFAS since January 1, 2019?
SURFACE WATER SYSTEM SUMMARY		QUANTITY
How many surface water systems are owned or operated by the PWS?
How many of these surface water systems have been analyzed using a state or federal agency approved analytical method and showed a Measurable Concentration of PFAS prior to {Settlement Date}?
How many of these surface water systems have been analyzed using a state or federal agency approved analytical method and DID NOT show a Measurable Concentration of PFAS since January 1, 2019?
SECTION 4. WATER SOURCE INFORMATION
Please complete and submit information from Section 4 for EACH Water Source. See "Addendum X" to provide information for each additional Water Source.

Note : Groundwater wells should report flow rates from the groundwater well. Surface water systems should report the flow rate of the water that enters the treatment plant.

Name or description of the Water Source. Note : This is the name or unique identifier listed on the testing laboratory chain of custody document.
Is this a groundwater well or surface water system?
*Please enter "Groundwater well" or "Surface water system."

Note : Please enter "Surface water system" if a treatment plant is blending groundwater and surface water before treatment. Both systems are considered a surface water system.

Estimated date of first PFAS detection to your water system (be as specific as possible)
What is the basis for the estimate above?
WATER SOURCE QUESTIONS (CHECK YES OR NO)	YES	NO
Does the PWS own this Water Source?
Does the PWS operate this Water Source?
Is this Water Source a purchased water connection?
Has the water from this Water Source ever been used as Drinking Water?
Was this Water Source tested or otherwise analyzed for PFAS and found to contain any Measurable Concentration of PFAS on or before the {Settlement Date}?

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form
FLOW RATE
Please answer the below questions indicating the maximum flow rate for the Water Source. Please indicate (check the correct box) if the measurement is in gallons per minute (GPM) or million gallons per day (MGD).

FLOW RATE QUESTIONS		MAX FLOW RATE	GPM	MGD
If this Water Source is a groundwater well, please enter the maximum flow rate.
If this Water Source is a surface water system, please enter the maximum flow rate of the water that enters the treatment plant.
How was the maximum flow rate determined?
For the following years, please enter the average annual flow rate for the Impacted Water Source. If the flow rate was reduced or the Water Source was taken offline due to PFAS contamination, please indicate by checking the box corresponding to that year.

Note : Please indicate if the measurement is in gallons per minute (GPM) or million gallons per day (MGD) by checking the corresponding box. If the source was not online in a particular year, please enter "0" (zero) for the Average Annual Flow Rate.

YEAR	AVERAGE ANNUAL FLOW RATE	GPM	MGD	Was the Avg. Annual Flow Rate reduced due to PFAS Contamination?
Groundwater Well Example: 2013	1500
Surface Water System Example: 2014	4.3
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
ADDITIONAL FLOW RATE INFORMATION (IF NECESSARY)
Each PWS is required to provide data for at least 3 years for which the average annual flow rate (AAFR) was not reduced due to PFAS contamination, if available. If the PWS did not provide data for at least 3 years in which the AAFR was not reduced due to PFAS contamination (in the table above), please use the space below to provide additional information as needed. For example, if the AAFR for 9 of the previous 10 years has been reduced due to PFAS contamination, the PWS should provide 2 years of data below for the most recent unimpacted years.

YEAR	AVERAGE ANNUAL FLOW RATE		GPM	MGD

EXAMPLE: 2009	3000
EXAMPLE: 2010	3500

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form
SECTION 5. PFAS TESTING RESULTS
PFOA CONTAMINATION TESTING
Please enter the below information to indicate PFOA Qualifying Test Results. If this Water Source was not found to contain any PFAS at any level on or before the {Settlement Date}, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical PFOA concentration in lab-issued documentation:
Date of sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOA concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?
PFOS CONTAMINATION TESTING
Please enter the below information to indicate PFOS Qualifying Test Results. If this Water Source was not found to contain any PFAS at any level on or before the {Settlement Date}, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical PFOS concentration in lab-issued documentation:
Date of sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOS concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state- or federal agency-approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Public Water System Settlement Claims Form
OTHER PFAS CONTAMINATION TESTING
Please enter the below information to indicate other PFAS analyte Qualifing Testing Results. If this Water Source was not found to contain any PFAS at any level on or before the {Settlement Date}, leave this section blank and skip to Section 6: Certification and Signature.

See Addendum X to provide information for each additional Water Source.

Highest historical concentration of one other PFAS analyte in lab-issued documentation:
Date of sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical concentration of one other PFAS analyte concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state- or federal agency-approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?
SECTION 6. CERTIFICATION AND SIGNATURE
By signing this Claims Form, Authorized Representative represents and warrants the following on behalf of the Settlement Class Member:

·The Authorized Representative has authority to submit a claim and to release all Released Claims on behalf of the Settlement Class Member and all other Persons who are Releasing Persons by virtue of their relationship or association with the Settlement Class Member.

·The Settlement Class Member has tested each of its Water Sources for PFAS.

·The Settlement Class Member authorizes the Claims Administrator and/or Special Master to provide all Claims Form information, including PFAS test result details, to the relevant Parties as required by the terms of the Settlement Agreement.

·The Settlement Class Member has consulted with any other entity that has incurred costs in connection with efforts to removed PFAS from, or prevent PFAS from entering, Settlement Class Member's Public Water System, and that Settlement Class Member's claim is on behalf of any such other entity.

I declare under penalty of perjury subject to 28 U.S.C. § 1746 that all of the information provided within this Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this day of at (County), (State).

DOCUMENTATION REQUIREMENTS
Please submit ALL documentation reflecting the information provided above including the following:
1.Lab-issued documentation demonstrating historical maximum detections of PFOA, PFOS, and other PFAS analyte (including chain of custody document)
2.Documentation to support both annual average and maximum flow rate of the water entering the surface water system.
3.Filed and dated copy of the lawsuit filed by the PWS to recover damages associated with PFAS contamination of its groundwater wells or surface water systems
4.A completed IRS Form W-9 for the PWS

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Action Fund Claims Form
CLAIM SUBMISSION DEADLINE: MM/DD/YYYY
INSTRUCTIONS All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement, available for review at www.PFASWaterSettlement.com.
Please follow the instructions below to submit a claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Claims Form must be submitted no later than the {Phase Two Action Fund Claims Form Deadline}. Late Claims Forms will not be considered.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS CLAIMS FORM. THIS CLAIMS FORM SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO
FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For the Claims Form to be valid, Claimants must provide ALL information requested concerning the Public Water System (PWS) and its groundwater wells and/or surface water systems ("Water Source").

Phase Two Baseline Testing: Each Phase Two Qualifying Class Member must test each of its Water Sources for PFAS, request from the laboratory that performs the analyses all analytical results, including the actual numeric values, and submit detailed PFAS test results to the Claims Administrator on a Claims Form within forty-five (45) calendar days after receiving the test results, absent what the Claims Administrator deems in writing to be an extraordinary circumstance, and no later than July 1, 2026. Test results may be submitted from untreated (raw) or treated (finished) water samples. However, all samples must be drawn from a Water Source that has been used to provide Drinking Water.

A PWS that does not timely return a completed Claims Form forfeits any right to participate in this settlement. For any questions about this Claims Form, you may contact     at     . Claims Forms submitted by mail should be sent to the Claims Administrator at the following address:

AFFF Public Water System Claims PO Box 4466
Baton Rouge, LA 70821

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
SECTION 1.1 PWS GENERAL INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)		Employer Identification Number	-
PWS Facility Address	Street
	City		State	Zip
SECTION 1.2 PWS CONTACT INFORMATION
*Please note that communication for this Settlement may extend into the year 2030. Please provide contact information with this in mind and contact the Claims Administrator if any updates are required.

Name of PWS Primary Contact		Job Title of PWS Primary Contact
Telephone Number for Primary Contact	( ) -	Fax Number	( ) -
Email Address for Primary Contact		PWS "General" Email (if available)

Name of PWS Secondary Contact		Job Title of PWS Secondary Contact
Telephone Number for Secondary Contact	( ) -	Email Address for Secondary Contact
PWS Mailing Address *Payments will be sent to this address	Street/PO Box
	City		State	Zip

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Action Fund Claims Form
SECTION 1.3 LAWSUIT INFORMATION (CHECK YES OR NO)			YES	NO
Has PWS filed a lawsuit to recover damages associated with PFAS contamination of its public drinking water wells or surface water systems?
If yes, is the lawsuit currently pending/filed in the AFFF MDL?
If the lawsuit is NOT currently in the AFFF MDL, in which court is it pending?
Case Number
Date Filed
SECTION 1.4 ATTORNEY INFORMATION (IF APPLICABLE)			YES	NO
Is the PWS Represented by an Attorney? (Check Yes or No)
Attorney Name		Law Firm Name
Telephone Number	( ) -	Email Address
Law Firm Employer Identification Number
SECTION 2. QUALIFYING PWS INFORMATION
QUALIFYING QUESTIONS (CHECK YES OR NO)			YES	NO
Is the PWS required to test under UCMR-5?
Is the PWS required to test for PFAS by state law?
Does the PWS serve at least 15 service connections used by year-round residents?
Does the PWS serve at least 25 year-round residents?
Does the PWS serve 3,300 people or fewer according to SDWIS as of {Settlement Date}?
Is the PWS in the United States of America or one of its territories?
Is the PWS owned or operated by a state (or territory of the United States) or the federal government?
PWS CODES WITHIN THE SAFE DRINKING WATER INFORMATION SYSTEM (SDWIS)
What is the PWS Owner Type Code as listed in SDWIS?
*Please enter one of the following: “L-Local Government" or "M-Public/Private" or "P-Private" or "N-Native American" or "S-State Government" or "F-Federal Government"

If the PWS has an Owner Type Code of “P-Private”, what is the operation type of the PWS? *Please enter one of the following: “Private For-Profit Utility”, “Nonprofit Utility”, or “Ancillary Utility”

If the PWS Owner Type Code is listed in SDWIS as either "S-State Government" or "F-Federal Government," does the PWS have the authority to sue or be sued in its own name?
*Please enter one of the following: "Yes" or "No"

What is the PWS Facility Activity Code as listed in SDWIS?
*Please enter one of the following: “Active”, “Inactive”, “Change from public to non-public”, “Merged with another system” or “Potential future system to be regulated”

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Action Fund Claims Form
What is the PWS classification as listed in SDWIS?
*Please enter one of the following: "Community Water System" or "Non-Transient Non-Community Water System" or "Transient Non-Community Water System"

Note : If (1) your type code is "Transient Non-Community Water System" OR (2) your type code is "Non-Transient Non-Community Water System" AND the PWS serves 3,300 people or fewer, skip to Section 6.

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Action Fund Claims Form
SECTION 3. WATER SOURCE SUMMARY INFORMATION
GROUNDWATER WELL SUMMARY		QUANTITY
How many groundwater wells are owned or operated by the PWS?
How many of these groundwater wells have been analyzed using a state or federal agency-approved analytical method and showed a Measurable Concentration (any level) of PFAS prior to {Settlement Date}?
How many of these groundwater wells have been analyzed using a state or federal agency-approved analytical method and DID NOT show a Measurable Concentration of PFAS since January 1, 2019?
SURFACE WATER SYSTEM SUMMARY		QUANTITY
How many surface water systems are owned or operated by the PWS?
How many of these surface water systems have been analyzed using a state or federal agency approved analytical method and showed a Measurable Concentration of PFAS prior to {Settlement Date}?
How many of these surface water systems have been analyzed using a state or federal agency approved analytical method and DID NOT show a Measurable Concentration of PFAS since January 1, 2019?
SECTION 4. WATER SOURCE INFORMATION
Please complete and submit information from Section 4 for EACH Water Source. See "Addendum X" to provide information for each additional Water Source.

Note : Groundwater wells should report flow rates from the groundwater well. Surface water systems should report the flow rate of the water that enters the treatment plant.

Name or description of the Water Source. Note : This is the name or unique identifier listed on the testing laboratory chain of custody document.
Is this a groundwater well or surface water system?
*Please enter "Groundwater well" or "Surface water system."

Note : Please enter "Surface water system" if a treatment plant is blending groundwater and surface water before treatment. Both systems are considered a surface water system.

Estimated date of first PFAS detection to your water system (be as specific as possible)
What is the basis for the estimate above?
WATER SOURCE QUESTIONS (CHECK YES OR NO)	YES	NO
Does the PWS own this Water Source?
Does the PWS operate this Water Source?
Is this Water Source a purchased water connection?
Has the water from this Water Source ever been used as Drinking Water?
Was this Water Source tested or otherwise analyzed for PFAS and found to contain any Measurable Concentration of PFAS on or before the {Settlement Date}?

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Action Fund Claims Form
FLOW RATE
Please answer the below questions indicating the maximum flow rate for the Water Source. Please indicate (check the correct box) if the measurement is in gallons per minute (GPM) or million gallons per day (MGD).

FLOW RATE QUESTIONS		MAX FLOW RATE	GPM	MGD
If this Water Source is a groundwater well, please enter the maximum flow rate.
If this Water Source is a surface water system, please enter the maximum flow rate of the water that enters the treatment plant.
How was the maximum flow rate determined?
For the following years, please enter the average annual flow rate for the Impacted Water Source. If the flow rate was reduced or the Water Source was taken offline due to PFAS contamination, please indicate by checking the box corresponding to that year.

Note : Please indicate if the measurement is in gallons per minute (GPM) or million gallons per day (MGD) by checking the corresponding box. If the source was not online in a particular year, please enter "0" (zero) for the Average Annual Flow Rate.

YEAR	AVERAGE ANNUAL FLOW RATE	GPM	MGD	Was the Avg. Annual Flow Rate reduced due to PFAS Contamination?
Groundwater Well Example: 2013	1500
Surface Water System Example: 2014	4.3
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
ADDITIONAL FLOW RATE INFORMATION (IF NECESSARY)
Each PWS is required to provide data for at least 3 years for which the average annual flow rate (AAFR) was not reduced due to PFAS contamination, if available. If the PWS did not provide data for at least 3 years in which the AAFR was not reduced due to PFAS contamination (in the table above), please use the space below to provide additional information as needed. For example, if the AAFR for 9 of the previous 10 years has been reduced due to PFAS contamination, the PWS should provide 2 years of data below for the most recent unimpacted years.

YEAR	AVERAGE ANNUAL FLOW RATE		GPM	MGD
EXAMPLE: 2009	3000

EXAMPLE: 2010	3500

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Action Fund Claims Form
SECTION 5. PFAS TESTING RESULTS
PFOA CONTAMINATION TESTING
Please enter the below information to indicate PFOA Qualifying Testing Results. See Addendum X to provide information for each additional Water Source.
Highest historical PFOA concentration in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOA concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?
PFOS CONTAMINATION TESTING
Please enter the below information to indicate PFOS Qualifying Testing Results. See Addendum X to provide information for each additional Water Source.
Highest historical PFOS concentration in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOS concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Action Fund Claims Form
OTHER PFAS CONTAMINATION TESTING
Please enter the below information to indicate other PFAS analyte Qualifying Test Results. See Addendum X to provide information for each additional Water Source.
Highest historical concentration of one other PFAS analyte in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical concentration of one other PFAS analyte concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?
SECTION 6. CERTIFICATION AND SIGNATURE
By signing this Claims Form, Authorized Representative represents and warrants the following on behalf of the Settlement Class Member:

·The Authorized Representative has authority to submit a claim and to release all Released Claims on behalf of the Settlement Class Member and all other Persons who are Releasing Persons by virtue of their relationship or association with the Settlement Class Member.

·The Settlement Class Member has tested each of its Water Sources for PFAS.

·The Settlement Class Member authorizes the Claims Administrator and/or Special Master to provide all Claims Form information, including PFAS test result details, to the relevant Parties as required by the terms of the Settlement Agreement.
·The Settlement Class Member has consulted with any other entity that has incurred costs in connection with efforts to removed PFAS from, or prevent PFAS from entering, Settlement Class Member's Public Water System, and that Settlement Class Member's claim is on behalf of any such other entity.

I declare under penalty of perjury subject to 28 U.S.C. § 1746 that all of the information provided within this Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this day of at (County), (State).

DOCUMENTATION REQUIREMENTS
Please submit ALL documentation reflecting the information provided above including the following:
1.Lab-issued documentation demonstrating historical maximum detections of PFOA, PFOS, and other PFAS analyte (including chain of custody document)
2.Documentation to support both annual average and maximum flow rate of the water entering the surface water system.
3.Filed and dated copy of the lawsuit filed by the PWS to recover damages associated with PFAS contamination of its groundwater wells or surface water systems
4.A completed IRS Form W-9 for the PWS

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase One Supplemental Claims Form
CLAIM SUBMISSION DEADLINE: MM/DD/YYYY
INSTRUCTIONS All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement, available for review at www.PFASWaterSettlement.com.
Please follow the instructions below to submit a Supplemental claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Supplemental Claims Form must be submitted no later than the {Phase One Supplemental Claims Form Deadline}. Late Supplemental Claims Forms will not be considered.

A PWS should ONLY complete this Supplemental Claims Form for Water Sources that meet one or more of the following criteria: (i) Water Sources that were reported in Phase One Claims Forms to have no Measurable Concentration (any level) of PFAS and because of later PFAS testing obtained a Qualifying Test Result showing a Measurable Concentration of PFAS; (ii) Water Sources with a positive PFAS detection as of {Settlement Date} that did not exceed an applicable State MCL or the Proposed Federal PFAS MCLs at the time the PWS submitted its Claims Form but later exceeded the Proposed Federal PFAS MCLs or an applicable State MCL, whether due to new test results or a change in the applicable MCLs.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS CLAIMS FORM. THIS CLAIMS FORM SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO
FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For the Supplemental Claims Form to be valid, Claimants must provide ALL information requested concerning the Public Water System (PWS) and its groundwater wells and/or surface water systems ("Water Source").

Baseline Testing: If a Water Source was tested only prior to January 1, 2019, and its test results do not show a Measurable Concentration of PFAS, that Water Source must be retested to meet Baseline Testing requirements. If a Water Source was tested on January 1, 2019, or later, and its test results do not show a Measurable Concentration of PFAS, no further testing of that Water Source is required. Test results may be submitted from untreated (raw) or treated (finished) water samples. However, all samples must be drawn from a Water Source that has been used to provide Drinking Water.

For any questions about this Supplemental Claims Form, you may contact     at     . Claims Forms submitted by mail should be sent to the Claims Administrator at the following address:

AFFF Public Water System Claims PO Box 4466
Baton Rouge, LA 70821

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
SECTION 1.1 PWS GENERAL INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)	Employer Identification Number	-
SECTION 2. WATER SOURCE INFORMATION
Please complete and submit information from Section 2 for EACH Water Source. See "Addendum X" to provide information for each additional Water Source.

Note : Groundwater wells should report flow rates from the groundwater well. Surface water systems should report the flow rate of the water that enters the treatment plant.

Name or description of the Water Source. Note : This is the name or unique identifier listed on the testing laboratory chain of custody document.
Is this a groundwater well or surface water system?
*Please enter "Groundwater well" or "Surface water system."

Note : Please enter "Surface water system" if a treatment plant is blending groundwater and surface water before treatment. Both systems are considered a surface water system.

Estimated date of first PFAS detection to your water system (be as specific as possible)

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase One Supplemental Claims Form
What is the basis for the estimate above?

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase One Supplemental Claims Form
SECTION 3. PFAS TESTING RESULTS
PFOA CONTAMINATION TESTING
Please enter the below information to indicate PFOA Qualifying Test Result. See Addendum X to provide information for each additional Water Source.
Highest historical PFOA concentration in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOA concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?
PFOS CONTAMINATION TESTING
Please enter the below information to indicate PFOS Qualifying Test Result. See Addendum X to provide information for each additional Water Source.
Highest historical PFOS concentration in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOS concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase One Supplemental Claims Form
OTHER PFAS CONTAMINATION TESTING
Please enter the below information to indicate other PFAS analyte Qualifying Test Result. See Addendum X to provide information for each additional Water Source.
Highest historical concentration of one other PFAS analyte in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical concentration of one other PFAS analyte concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?
SECTION 4. CERTIFICATION AND SIGNATURE
By signing this Claims Form, Authorized Representative represents and warrants the following on behalf of the Settlement Class Member:

·The Authorized Representative has authority to submit a claim and to release all Released Claims on behalf of the Settlement Class Member and all other Persons who are Releasing Persons by virtue of their relationship or association with the Settlement Class Member.

·The Settlement Class Member has tested each of its Water Sources for PFAS.

·The Settlement Class Member authorizes the Claims Administrator and/or Special Master to provide all Claims Form information, including PFAS test result details, to the relevant Parties as required by the terms of the Settlement Agreement.
·The Settlement Class Member has consulted with any other entity that has incurred costs in connection with efforts to removed PFAS from, or prevent PFAS from entering, Settlement Class Member's Public Water System, and that Settlement Class Member's claim is on behalf of any such other entity.

I declare under penalty of perjury subject to 28 U.S.C. § 1746 that all of the information provided within this Supplemental Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this day of at (County), (State).
DOCUMENTATION REQUIREMENTS
Please submit ALL documentation reflecting the information provided above including the following:
1. Lab-issued documentation demonstrating historical maximum detections of PFOA, PFOS, and other PFAS (including chain of custody document)

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Supplemental Claims Form
CLAIM SUBMISSION DEADLINE: MM/DD/YYYY
INSTRUCTIONS All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement, available for review at www.PFASWaterSettlement.com.
Please follow the instructions below to submit a Supplemental claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Supplemental Claims Form must be submitted no later than the {Phase Two Supplemental Claims Form Deadline}. Late Supplemental Claims Forms will not be considered.

A PWS should ONLY complete this Supplemental Claims Form for Water Sources that meet one or more of the following criteria: (i) Water Sources that were reported in Phase Two Claims Forms to have no Measurable Concentration (any level) of PFAS and because of later PFAS testing obtained a Qualifying Test Result showing a Measurable Concentration of PFAS; (ii) Impacted Water Sources that did not exceed an applicable State MCL or the Proposed Federal PFAS MCLs at the time the PWS submitted its Phase Two Claims Form but later exceeded the Proposed Federal PFAS MCLs or an applicable State MCL, whether due to new test results or a change in the applicable MCLs.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS CLAIMS FORM. THIS CLAIMS FORM SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO
FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For the Supplemental Claims Form to be valid, Claimants must provide ALL information requested concerning the Public Water System (PWS) and its groundwater wells and/or surface water systems ("Water Source").

Phase Two Baseline Testing: Each Phase Two Qualifying Class Member must test each of its Water Sources for PFAS, request from the laboratory that performs the analyses all analytical results, including the actual numeric values, and submit detailed PFAS test results to the Claims Administrator on a Claims Form within forty-five (45) calendar days after receiving the test results, absent what the Claims Administrator deems in writing to be an extraordinary circumstance, and no later than July 1, 2026. Test results may be submitted from untreated (raw) or treated (finished) water samples. However, all samples must be drawn from a Water Source that has been used to provide Drinking Water.

For any questions about this Supplemental Claims Form, you may contact     at     . Claims Forms submitted by mail should be sent to the Claims Administrator at the following address:

AFFF Public Water System Claims PO Box 4466
Baton Rouge, LA 70821

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
SECTION 1.1 PWS GENERAL INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)	Employer Identification Number	-
SECTION 2. WATER SOURCE INFORMATION
Please complete and submit information from Section 2 for EACH Water Source. See "Addendum X" to provide information for each additional Water Source.

Note : Groundwater wells should report flow rates from the groundwater well. Surface water systems should report the flow rate of the water that enters the treatment plant.

Name or description of the Water Source. Note : This is the name or unique identifier listed on the testing laboratory chain of custody document.
Is this a groundwater well or surface water system?
*Please enter "Groundwater well" or "Surface water system."

Note : Please enter "Surface water system" if a treatment plant is blending groundwater and surface water before treatment. Both systems are considered a surface water system.

Estimated date of first PFAS detection to your water system (be as specific as possible)
What is the basis for the estimate above?

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Supplemental Claims Form
SECTION 3. PFAS TESTING RESULTS
PFOA CONTAMINATION TESTING
Please enter the below information to indicate PFOA Qualifying Test Result. See Addendum X to provide information for each additional Water Source.
Highest historical PFOA concentration in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOA concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?
PFOS CONTAMINATION TESTING
Please enter the below information to indicate PFOS Qualifying Test Result. See Addendum X to provide information for each additional Water Source.
Highest historical PFOS concentration in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical PFOS concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Supplemental Claims Form
OTHER PFAS CONTAMINATION TESTING
Please enter the below information to indicate other PFAS analyte Qualifying Test Result. See Addendum X to provide information for each additional Water Source.
Highest historical concentration of one other PFAS analyte in lab-issued documentation:
Date of Sampling:
Company of the person who took the sample:
Date of analysis:
Highest historical concentration of one other PFAS analyte concentration converted to parts per trillion (PPT):	PPT
Name of laboratory that performed the analysis:
Facility address of laboratory that performed the analysis:	Street/PO Box
City	State	Zip
What state or federal agency approved analytical method was used to measure the PFAS concentrations of the Impacted Water Source (e.g., EPA Method 537.1, EPA Method 537M)?
SECTION 4. CERTIFICATION AND SIGNATURE
By signing this Claims Form, Authorized Representative represents and warrants the following on behalf of the Settlement Class Member:

·The Authorized Representative has authority to submit a claim and to release all Released Claims on behalf of the Settlement Class Member and all other Persons who are Releasing Persons by virtue of their relationship or association with the Settlement Class Member.

·The Settlement Class Member has tested each of its Water Sources for PFAS.

·The Settlement Class Member authorizes the Claims Administrator and/or Special Master to provide all Claims Form information, including PFAS test result details, to the relevant Parties as required by the terms of the Settlement Agreement.

·The Settlement Class Member has consulted with any other entity that has incurred costs in connection with efforts to removed PFAS from, or prevent PFAS from entering, Settlement Class Member's Public Water System, and that Settlement Class Member's claim is on behalf of any such other entity.

I declare under penalty of perjury subject to 28 U.S.C. § 1746 that all of the information provided within this Supplemental Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this day of at (County), (State).
DOCUMENTATION REQUIREMENTS
Please submit ALL documentation reflecting the information provided above including the following:
1. Lab-issued documentation demonstrating historical maximum detections of PFOA, PFOS, and other PFAS (including chain of custody document)

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase One Special Needs Claims Form
CLAIM SUBMISSION DEADLINE: MM/DD/YYYY
INSTRUCTIONS All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement, available for review at www.PFASWaterSettlement.com.
Please follow the instructions below to submit a Special Needs claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Special Needs Claims Form must be submitted no later than the {Phase One Special Needs Claims Form Deadline}. Late Special Needs Claims Forms will not be considered.

A Public Water System (PWS) may receive compensation for actions taken to reduce or eliminate the risk of supplying contaminated water. Special Needs may include, but are not limited to, drilling new wells, purchasing supplemental water, taking wells offline or rerouting pipes. Detailed supporting documentation must be submitted.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS CLAIMS FORM. THIS CLAIMS FORM SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO
FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For any questions about this Special Needs Claims Form, you may contact     at     . Claims Forms submitted by mail should be sent to the Claims Administrator at the following address:
AFFF Public Water System Claims PO Box 4466
Baton Rouge, LA 70821

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)	Employer Identification Number	-
SECTION 2. SPECIAL NEEDS CLAIM INFORMATION
NARRATIVE OF NEED/ISSUE

Total Amount Claimed	$ .

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase One Special Needs Claims Form
SECTION 3. CERTIFICATION AND SIGNATURE
By signing this Claims Form, Authorized Representative represents and warrants the following on behalf of the Settlement Class Member:

·The Authorized Representative has authority to submit a claim and to release all Released Claims on behalf of the Settlement Class Member and all other Persons who are Releasing Persons by virtue of their relationship or association with the Settlement Class Member.

·The Settlement Class Member has tested each of its Water Sources for PFAS.

·The Settlement Class Member authorizes the Claims Administrator and/or Special Master to provide all Claims Form information, including PFAS test result details, to the relevant Parties as required by the terms of the Settlement Agreement.

·The Settlement Class Member has consulted with any other entity that has incurred costs in connection with efforts to removed PFAS from, or prevent PFAS from entering, Settlement Class Member's Public Water System, and that Settlement Class Member's claim is on behalf of any such other entity.

I declare under penalty of perjury subject to 28 U.S.C. § 1746 that all of the information provided within this Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this day of at (County), (State).
DOCUMENTATION REQUIREMENTS
Please submit ALL documentation reflecting the information provided above.

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Special Needs Claims Form
CLAIM SUBMISSION DEADLINE: MM/DD/YYYY
INSTRUCTIONS All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement, available for review at www.PFASWaterSettlement.com.
Please follow the instructions below to submit a Special Needs claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Special Needs Claims Form must be submitted no later than the {Phase Two Special Needs Claims Form Deadline}. Late Special Needs Claims Forms will not be considered.

A Public Water System (PWS) may receive compensation for actions taken to reduce or eliminate the risk of supplying contaminated water. Special Needs may include, but are not limited to, drilling new wells, purchasing supplemental water, taking wells offline or rerouting pipes. Detailed supporting documentation must be submitted.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS CLAIMS FORM. THIS CLAIMS FORM SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO
FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For any questions about this Special Needs Claims Form, you may contact     at     . Claims Forms submitted by mail should be sent to the Claims Administrator at the following address:

AFFF Public Water System Claims PO Box 4466
Baton Rouge, LA 70821

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)	Employer Identification Number	-
SECTION 2. SPECIAL NEEDS CLAIM INFORMATION

NARRATIVE OF NEED/ISSUE

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Special Needs Claims Form
Total Amount Claimed	$ .

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Special Needs Claims Form
SECTION 3. CERTIFICATION AND SIGNATURE
By signing this Claims Form, Authorized Representative represents and warrants the following on behalf of the Settlement Class Member:

·The Authorized Representative has authority to submit a claim and to release all Released Claims on behalf of the Settlement Class Member and all other Persons who are Releasing Persons by virtue of their relationship or association with the Settlement Class Member.

·The Settlement Class Member has tested each of its Water Sources for PFAS.

·The Settlement Class Member authorizes the Claims Administrator and/or Special Master to provide all Claims Form information, including PFAS test result details, to the relevant Parties as required by the terms of the Settlement Agreement.

·The Settlement Class Member has consulted with any other entity that has incurred costs in connection with efforts to removed PFAS from, or prevent PFAS from entering, Settlement Class Member's Public Water System, and that Settlement Class Member's claim is on behalf of any such other entity.

I declare under penalty of perjury subject to 28 U.S.C. § 1746 that all of the information provided within this Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this day of at (County), (State).
DOCUMENTATION REQUIREMENTS
Please submit ALL documentation reflecting the information provided above.

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Testing Compensation Claims Form
CLAIM SUBMISSION DEADLINE: MM/DD/YYYY
INSTRUCTIONS All capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement, available for review at www.PFASWaterSettlement.com.
Please follow the instructions below to submit a Testing Compensation claim for the AFFF Products Liability Litigation Settlement Program. A completed copy of this Claims Form must be submitted no later than the {Phase Two Testing Compensation Claims Form Deadline}. Late Testing Compensation Claims Forms will not be considered.

A Public Water System (PWS) should ONLY fill out this claim form if ALL testing of all Water Sources as of the {Settlement Date} indicated no detection of PFAS at any level OR the PWS has not yet completed Baseline Testing. Compensation from the Testing Fund is limited to one payment per Water Source owned and operated by the PWS.

TO RECEIVE BENEFITS FROM THIS SETTLEMENT, YOU MUST PROVIDE ALL OF THE REQUIRED (*) INFORMATION BELOW AND YOU MUST SIGN THIS CLAIMS FORM. THIS CLAIMS FORM SHOULD ONLY BE USED IF A CLAIM IS BEING MAILED IN AND IS NOT BEING FILED ONLINE. YOU MAY ALSO
FILE YOUR CLAIM ONLINE AT www.PFASWaterSettlement.com.

For any questions about this Claims Form, you may contact     at     . Claims Forms submitted by mail should be sent to the Claims Administrator at the following address:
AFFF Public Water System Claims
PO Box 4466
Baton Rouge, LA 70821

SECTION 1. PUBLIC WATER SYSTEM (PWS) INFORMATION
SECTION 1.1 PWS GENERAL INFORMATION
Public Water System (PWS) Name
PWS Identification Number (PWSID)		Employer Identification Number	-
PWS Facility Address	Street
	City		State	Zip
SECTION 1.2 PWS CONTACT INFORMATION
*Please note that communication for this Settlement may extend into the year 2030. Please provide contact information with this in mind and contact the Claims Administrator if any updates are required.

Name of PWS Primary Contact		Job Title of PWS Primary Contact
Telephone Number for Primary Contact	( ) -	Fax Number	( ) -
Email Address for Primary Contact		PWS "General" Email (if available)
Name of PWS Secondary Contact		Job Title of PWS Secondary Contact
Telephone Number for Secondary Contact	( ) -	Email Address for Secondary Contact
PWS Mailing Address *Payments will be sent to this address	Street/PO Box
	City		State	Zip

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Testing Compensation Claims Form
SECTION 1.3 LAWSUIT INFORMATION (CHECK YES OR NO)			YES	NO
Has PWS filed a lawsuit to recover damages associated with PFAS contamination of its public drinking water wells or surface water systems?
If yes, is the lawsuit currently pending/filed in the AFFF MDL?
If the lawsuit is NOT currently in the AFFF MDL, in which court is it pending?
Case Number
Date Filed
SECTION 1.4 ATTORNEY INFORMATION (IF APPLICABLE)			YES	NO
Is the PWS Represented by an Attorney? (Check Yes or No)
Attorney Name		Law Firm Name
Telephone Number	( ) -	Email Address
Law Firm Employer Identification Number
SECTION 2. QUALIFYING PWS INFORMATION
QUALIFYING QUESTIONS (CHECK YES OR NO)			YES	NO
Is the PWS required to test under UCMR-5?
Is the PWS required to test for PFAS by state law?
Does the PWS serve at least 15 service connections used by year-round residents?
Does the PWS serve at least 25 year-round residents?
Does the PWS serve 3,300 people or fewer according to SDWIS as of {Settlement Date}?
Is the PWS in the United States of America or one of its territories?
Is the PWS owned or operated by a state (or territory of the United States) or the federal government?
PWS CODES WITHIN THE SAFE DRINKING WATER INFORMATION SYSTEM (SDWIS)
What is the PWS Owner Type Code as listed in SDWIS?
*Please enter one of the following: “L-Local Government" or "M-Public/Private" or "P-Private" or "N-Native American" or "S-State Government" or "F-Federal Government"

If the PWS has an Owner Type Code of “P-Private”, what is the operation type of the PWS? *Please enter one of the following: “Private For-Profit Utility”, “Nonprofit Utility”, or “Ancillary Utility”

If the PWS Owner Type Code is listed in SDWIS as either "S-State Government" or "F-Federal Government," does the PWS have the authority to sue or be sued in its own name?
*Please enter one of the following: "Yes" or "No"

What is the PWS Facility Activity Code as listed in SDWIS?
*Please enter one of the following: “Active”, “Inactive”, “Change from public to non-public”, “Merged with another system” or “Potential future system to be regulated”

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Testing Compensation Claims Form
What is the PWS classification as listed in SDWIS?
*Please enter one of the following: "Community Water System" or "Non-Transient Non-Community Water System" or "Transient Non-Community Water System"

Note : If (1) your type code is "Transient Non-Community Water System" OR (2) your type code is "Non-Transient Non-Community Water System" AND the PWS serves 3,300 people or fewer, skip to Section 6.

Aqueous Film-Forming Foam (AFFF) Products Liability Litigation (MDL 2873) Phase Two Testing Compensation Claims Form
SECTION 3. WATER SOURCE SUMMARY INFORMATION
Please answer the following questions for all Water Sources that are (a) owned or operated by the PWS, (b) are NOT purchased water connections, AND (c) have ever been used as Drinking Water.
How many groundwater wells are owned or operated by the PWS and have never had a Qualifying Test Result showing a Measureable Concentration (any level) of PFAS?
How many surface water systems are owned or operated by the PWS and have never had a Qualifying Test Result showing a Measureable Concentration of PFAS?
SECTION 4. CERTIFICATION AND SIGNATURE
By signing this Claims Form, Authorized Representative represents and warrants the following on behalf of the Settlement Class Member:

·The Authorized Representative has authority to submit a claim and to release all Released Claims on behalf of the Settlement Class Member and all other Persons who are Releasing Persons by virtue of their relationship or association with the Settlement Class Member.

·The Settlement Class Member has tested each of its Water Sources for PFAS.

·The Settlement Class Member authorizes the Claims Administrator and/or Special Master to provide all Claims Form information, including PFAS test result details, to the relevant Parties as required by the terms of the Settlement Agreement.

·The Settlement Class Member has consulted with any other entity that has incurred costs in connection with efforts to removed PFAS from, or prevent PFAS from entering, Settlement Class Member's Public Water System, and that Settlement Class Member's claim is on behalf of any such other entity.

I declare under penalty of perjury subject to 28 U.S.C. § 1746 that all of the information provided within this Testing Compensation Claims Form and its attachments are true and correct to the best of my knowledge, information, and belief.

Authorized Representative's Signature:
Authorized Representative's Printed Name:
Executed this day of at (County), (State).